UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report: October 31, 2007
Date of earliest event reported: October 26, 2007

PACIFIC ASIA PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52770 (Commission File Number)	30-0349798 (IRS Employer Identification Number)
250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)
(914) 472-6070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 26, 2007, Pacific Asia Petroleum, Ltd. (“PAPL”), a wholly-owned subsidiary of Pacific Asia Petroleum, Inc. (“PAP”), entered into a Production Sharing Contract (the “PSC”) with China United Coalbed Methane Corp. Ltd. (“CUCBM”), for the exploitation of coalbed methane (“CBM”) resources in the Zijinshan block, which is located in the Shanxi Province in The People’s Republic of China. The PSC provides, among other things, that PAPL must drill three (3) exploration wells and carry out 50 km of 2-D seismic data acquisition (a minimum commitment for the first three (3) years with an estimated expenditure of $2.8 million) and drill four (4) pilot development wells during the next two (2) years at an estimated cost of $2 million (provided that PAPL does not elect to terminate the PSC). During the development and production period, CUCBM will have the right to acquire a 40% participating interest and work jointly to develop and produce CBM under the PSC. The PSC has a term of thirty (30) years. The PSC is subject to approval by the Ministry of Commerce of China.
     Pursuant to the PSC, all CBM resources (including all other hydrocarbon resources) produced from the Zijinshan block is to be shared as follows: (i) 80% of production is provided to PAPL and CUCBM for recovery of all costs incurred; (ii) PAPL has the first right to recover all of its exploration costs from such 80% and then development costs are recovered by PAPL and CUCBM pursuant to their respective participating interests; and (iii) the remainder of the production is split by CUCBM and PAPL receiving between 99% and 90% of such remainder depending on the actual producing rates (a sliding scale) and the balance of the remainder (between 1% and 10%) is provided to the Government of China.
     The preceding is qualified in its entirety by reference to the PSC that is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference herein.
     A copy of the press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

10.1	Production Sharing Contract for Exploitation of Coalbed Methane Resources in Zijinshan Area, Shanxi Province, The People’s Republic of China, dated October 26, 2007, by and between Pacific Asia Petroleum, Ltd. and China United Coalbed Methane Corp. Ltd.

99.1	Press Release, dated October 29, 2007.
SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 31, 2007

Pacific Asia Petroleum, Inc.
By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer

Index to Exhibit

Exhibit
Number	Description

10.1	Production Sharing Contract for Exploitation of Coalbed Methane Resources in Zijinshan Area, Shanxi Province, The People’s Republic of China, dated October 26, 2007, by and between Pacific Asia Petroleum, Ltd. and China United Coalbed Methane Corp. Ltd.

99.1	Press Release, dated October 29, 2007.